SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): February 12, 1998




                          HOSPITALITY PROPERTIES TRUST
               (Exact name of registrant as specified in charter)




    Maryland                     1-11527                      04-3262075
 (State or other             (Commission file               (IRS employer
 jurisdiction of                 number)                 identification no.)
 incorporation)


 400 Centre Street, Newton, Massachusetts                         02158
 (Address of principal executive offices)                       (Zip code)


Registrant's telephone number, including area code:  617-964-8389



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Item 7.    Financial Statements, Pro Forma Financial Information
           and Exhibits.

(c)      Exhibits.

         1.1      Form  of  Underwriting   Agreement  between  the  Company  and
                  Prudential Securities Incorporated.

         8.1      Opinion of Sullivan & Worcester LLP re: tax matters.

         23.1     Consent of  Sullivan &  Worcester  LLP  (contained  in Exhibit
                  8.1).


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         HOSPITALITY PROPERTIES TRUST



                                         By:  /s/ Thomas M. O'Brien
                                             Thomas M. O'Brien, Treasurer and
                                             Chief Financial Officer

Date: February 12, 1998



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


                                LIST OF EXHIBITS

1.1 Form of Underwriting Agreement between the Company and Prudential Securities Incorporated.

8.1      Opinion of Sullivan & Worcester LLP re: tax matters.

23.1     Consent of Sullivan & Worcester LLP (contained in Exhibit 8.1).



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